[GRAPHIC]

NUMBER                                                                    SHARES
ZQ

COMMON SHARES

PAR VALUE $.001

ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE

                                    [GRAPHIC]

                                             CUSIP 000000 00 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

THIS CERTIFIES THAT


IS THE OWNER OF



  FULLY PAID AND NONASSESSABLE COMMON SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND, A DELAWARE STATUTORY TRUST, TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST, AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE TRUST.


                                     DATED:

COUNTERSIGNED AND REGISTERED:
                THE BANK OF NEW YORK
                                TRANSFER AGENT
                                 AND REGISTRAR

BY

                            AUTHORIZED OFFICER        SECRETARY        PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ................Custodian................
TEN ENT - as tenants by the entireties                                   (Cust)                   (Minor)
JT TEN  - as joint tenants with right                               under Uniform Gifts to Minors
          of survivorship and not as                                Act..............................
          tenants in common                                                     (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


     ___________________________________________________________________________

     ___________________________________________________________________________
          (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

     ___________________________________________________________________________

     _____________________________________________________________ COMMON SHARES
     REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

     __________________________________________________________________ ATTORNEY
     TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED TRUST, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED ___________________

                            X___________________________________________________

                            X___________________________________________________
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                     NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                             CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
  ---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.